Exhibit 10.2

THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

PALMSOURCE, INC.

5% CONVERTIBLE SUBORDINATED NOTE DUE 2006

No.A-1	$15,000,000

PALMSOURCE, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Texas Instruments Incorporated, or registered assigns, the principal sum of Fifteen Million Dollars ($15,000,000) on December 6, 2006 and to pay interest thereon, from December 6, 2001, or from the most recent interest payment date under the Prior Note (as defined below) to which interest has been paid, semi-annually on June 15 and December 15 in each year, at the rate of 5% per annum until the principal hereof is due. The interest so payable on any interest payment date will be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at 5:00 p.m., San Francisco time, on the regular record date for such interest, which shall be the date five (5) Business Days immediately prior to the interest payment date. Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security to the Company, at its chief executive office (or such other office within the United States as shall be designated by the Company to the holder hereof) (the “Designated Office”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment of interest and all other amounts payable with respect to this Security shall be made by wire transfer to the holder, provided that if the holder shall not have furnished wire instructions in writing to the Company on or prior to the third Business Day immediately prior to the date on which the Company makes such payment, such payment may be made by U.S. dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Company security register. Capitalized terms used and not otherwise defined herein, shall have the respective meanings given to those terms in Section 7 hereof. This Security may not be redeemed, in whole or in part, at the election of the Company prior to the stated maturity date set forth above. This Security is one of the notes issued pursuant to the terms of Section 3(g) of the 5% Convertible Subordinated Note due 2006 (the “Prior Note”) issued by palmOne, Inc. (formerly known as Palm, Inc.) (“palmOne”).

1. Conversion.

(a) (1) Subject to the terms and conditions of Section l(a)(5) hereof, the holder of this Security is entitled at any time and from time to time before the close of business on December 6, 2006 (or, in case the holder hereof has exercised its right to require the Company to repurchase this Security or a portion hereof pursuant to Section 2 hereof, then in respect of this Security or such portion hereof, as the case may be, until and including, but (unless the Company defaults in making the payment due upon repurchase) not after, 5:00 p.m., New York City time, on the Business Day prior to the the Repurchase Date), to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000), into fully paid and nonassessable Common Stock (as hereinafter defined) (calculated as to each conversion to the nearest 1/1000 of a share) of the Company at the rate of 8.3654 shares of Common Stock for each $1,000 principal amount of Security (or at the then current adjusted rate if an adjustment has been made as provided below) (the “Conversion Rate”) by surrender of this Security, duly endorsed or assigned to the Company or in blank to the Company at the Designated Office, accompanied by written notice to the Company that the holder hereof elects to convert this Security (or if less than the entire principal amount hereof is to be converted, specifying the portion hereof to be converted).

(2) Subject to the terms and conditions of Section l(a)(5) hereof, the Company is entitled by giving written notice as specified below at any time on or after December 6, 2002 to cause this Security to be converted in whole but not in part into fully paid and nonassessable shares of Common Stock (calculated as to the nearest 1/1000 of a share) of the Company at the Conversion Rate then in effect (the “Company Conversion”) if the Closing Price of the Common Stock of the Company shall have exceeded 154% of the then applicable Conversion Price (i) for twenty (20) Trading Days in any thirty (30) consecutive Trading Days ending on any Trading Day within five (5) Business Days immediately prior to the date of notice and (ii) on the last Trading Day of such thirty (30) consecutive Trading Day period referred to in the preceding clause (i). The Company shall give to all holders of Securities, in the manner provided in Section 8(b) hereof, notice (the “Company Conversion Notice”) of the Company Conversion. Each Company Conversion Notice shall state (i) the date of the Company Conversion which shall be a date no more than thirty (30) but not less than fifteen (15) days after the date of the mailing of the Company Conversion Notice (the “Company Conversion Date”), (ii) the amount of interest, if any, to be paid by the Company on the Company Conversion Date, (iii) the place or places where such Securities are to be surrendered for conversion, and (iv) the Conversion Rate then in effect. The holder shall surrender this Security to the Company, duly endorsed or assigned to the Company or in blank, at the Designated Office on or prior to the close of business on the Company Conversion Date; provided that any failure of the holder to surrender the Security as provided herein shall not invalidate the conversion or the effective date thereof. The Company shall deliver to the holders of this Security not more than five (5) Trading Days after delivery by the holder of this Security to the Company the certificates representing shares of Common Stock issuable upon conversion of this Security.

(3) Upon surrender of this Security for conversion, the holder will be entitled to payment in cash of the interest accruing on the principal amount of this Security then being converted and unpaid to such date of conversion.

(4) Subject to Section l(b) below, no payment or adjustment is to be made on conversion for dividends on the Common Stock issued on conversion hereof. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment, computed on the basis of the Closing Price of the Common Stock on the Trading Day immediately prior to the Company Conversion Date, or, at its option, the Company shall round up to the next higher whole share.

The Company shall, if the holder so elects, deliver the Common Stock issuable upon conversion of this Security to any third party designated by the holder, subject to compliance with Sections l(f) and 8(c) hereof.

(5) In the event that the conversion of this Security into shares of Common Stock would require the Company and the holder of this Security to file notification and report forms with the Federal Trade Commission and Antitrust Division of the Department of Justice (the “FTC”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), then the holder of this Security and the Company agree (i) to use their reasonable best efforts to complete promptly all applicable filings and provide all necessary information as required pursuant to the HSR Act, and (ii) such conversion of this Security into shares of Common Stock shall not occur until such time as the required filings are made pursuant to the HSR Act and the required waiting periods have passed or early termination notifications have been granted by the FTC.

(b) The Conversion Rate will be subject to adjustments from time to time as follows:

(1) In case the Company shall pay or make a dividend or other distribution on Common Stock of the Company payable in Common Stock, the Conversion Rate in effect at the opening of business on the day following the Determination Date (as hereinafter defined) for such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date and the denominator shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such Determination Date. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include Common Stock held in the treasury of the Company but shall include Common Stock issuable in respect of scrip certificates issued in lieu of fractions of Common Stock. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company.

(2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (7) of this Section l(b)) of the Common Stock on the Determination Date for such distribution, the Conversion Rate in effect at the opening of business on the day following such Determination Date shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following such Determination Date. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include Common Stock held in the treasury of the Company but shall include Common Stock issuable in respect of scrip certificates issued in lieu of fractions of Common Stock. The Company will not issue any rights, options or warrants in respect of Common Stock held in the treasury of the Company. Upon the expiration of any right, option or warrant to purchase Common Stock the issuance of which resulted in an adjustment to the Conversion Rate pursuant to this paragraph (2) of Section l(b), if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Rate shall immediately upon such expiration be recomputed to the Conversion Rate which would have been in effect had the adjustment of the Conversion Rate made upon the issuance of such right, option or warrant been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such right, option and warrant actually exercised.

(3) In case outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness, shares of any class of capital stock, or other property, including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section l(b), (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section l(b) and (iv) any merger or consolidation to which Section l(h) applies (the “Distributed Property”), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (7) of this Section l(b)) of the Common Stock on such Determination Date less the then fair market value (as determined in good faith by the Board of Directors of the Company in accordance with the provisions of this paragraph (4) of Section l(b)) of the portion of the assets, shares or evidences of Indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Determination Date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities constituting such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (7) of this Section l(b). Notwithstanding the foregoing, if the distribution of Distributed Property is a Subsidiary Distribution (as defined in Section 3(g)), the Conversion Rate shall be adjusted under Section 3(g)(4).

To the extent the Company adopts a stockholder rights plan (a Rights Plan”), upon conversion of the Securities into Common Stock, to the extent that a Rights Plan is in effect upon such conversion, the holder of this Security will receive, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock at the time of conversion), subject to the limitations set forth in the Rights Plan. Any distribution of rights or warrants pursuant to the Rights Plan in compliance with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants pursuant to this Section l(b).

Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section l(b) (and no adjustment to the Conversion Rate under this Section l(b) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section l(b). If any such right or warrant, including any such existing rights or warrants distributed prior to the original issue date of this Security, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of Indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section was made, (x) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (y) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

(5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (4) of Section l(b)) in aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the twelve (12) months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) of Section l(b) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of Section l(b) has been made (the “combined cash and tender amount”), exceeds ten percent (10%) of the product of the current market price per share of the Common Stock (determined as provided in paragraph (7) of this Section l(b)) on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the “aggregate current market price”), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined cash and tender amount over ten percent (10%) of such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share of the Common Stock on such date for determination.

(6) In case of a tender offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender offer or exchange (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution), that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer by the Company or any Subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (6) of Section l(b) has been made and (II) the aggregate amount of any cash distributions to all holders of the Company’s Common Stock within twelve (12) months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of Section l(b) has been made (the “combined tender and cash amount”) exceeds ten percent (10%) of the product of the current market price per share of the Common Stock (determined as provided in paragraph (7) of this Section l(b)) as of the last time (the “Expiration Time”) tenders or exchange could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered or exchange shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of Common Stock on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less (B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock as of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to and any such maximum, being referred to as the “Purchased Shares”).

(7) For the purpose of any computation under paragraphs (2), (4), (5) or (6) of this Section l(b), the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices for the five (5) consecutive Trading Days commencing ten (10) Trading Days before the earlier of (i) the day in question and (ii) the day before the “ex” date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term “ex date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

(8) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (8)) would require an increase or decrease of at least one percent (1%) in such rate; provided, however, that any adjustments which by reason of this paragraph (8) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(9) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section l(b) as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

(c) Whenever the Conversion Rate is adjusted as provided in Section l(b), the Company shall compute the adjusted Conversion Rate in accordance with Section l(b) and shall prepare a certificate signed by an officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and shall promptly deliver such certificate to the holder of this Security.

(d) In case:

(1) the Company shall declare a dividend or other distribution on its Common Stock that would require any adjustment pursuant to Section l(b); or

(2) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(3) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

(4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(5) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company’s outstanding Common Stock (or shall amend any such tender offer);

then the Company shall cause to be delivered to the holder of this Security, at least twenty (20) days (or ten (10) days in any case specified in clause (1) or (2) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (5) of this Section l(d).

(e) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Security, the full number of shares of Common Stock then issuable upon the conversion of this Security.

(f) Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of the Security. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the holder of this Security, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

(g) The Company agrees that all Common Stock which may be delivered upon conversion of the Security, upon such delivery, will have been duly authorized and validly issued and will be fully paid, nonassessable and free of preemptive rights (and shall be issued out of the Company’s authorized but unissued Common Stock) and, except as provided in Section l(f), the Company will pay all taxes, liens and charges with respect to the issue thereof.

(h) In case of any recapitalization or reclassification of the Common Stock (other than a change in par value or as a result of a subdivision or combination covered by paragraph (3) of Section l(b)), or any consolidation of the Company with any other Person, any merger of the Company into another Person or of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of the outstanding Common Stock), or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company (collectively, a “Capital Reorganization”), the Company or the Person formed by such Capital Reorganization, as the case may be, shall execute and deliver to the holder of this Security a supplemental agreement providing that such holder has the right thereafter, during the period this Security shall be convertible as specified in Section l(a), to convert this Security only into the kind and amount of securities, cash and other property receivable upon such Capital Reorganization by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such Capital Reorganization, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated, into which the Company merged or which merged into the Company or to which any conveyance, sale, transfer or lease was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person and (ii) failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash and other property receivable upon such Capital Reorganization is not the same for each share of Common Stock of the Company held immediately prior to such Capital Reorganization by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-electing Share”), then for the purpose of this Section l(h) the kind and amount of securities, cash and other property receivable upon such Capital Reorganization by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be equivalent to the adjustments provided for in this Section 1. The above provisions of this Section l(h) shall similarly apply to successive Capital Reorganizations. If this Section l(h) applies to any event or occurrence, then the other provisions of Section l(b) shall not apply.

(i) The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Securities Exchange Act of 1934 and state securities and Blue Sky laws) for the Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act except pursuant to the Registration Rights Agreement between the Company and the initial holder of this Security); and (ii) if required, will list the Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery, or if the Common Stock is not then listed on any securities exchange, to qualify the Common Stock for quotation on the Nasdaq National Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

2. Right to Require Repurchase.

(a) In the event that a Change in Control (as hereinafter defined) shall occur, then the holder of this Security shall have the right, at such holder’s option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, this Security, or any portion of the principal amount hereof that is equal to $1,000 or any integral multiple thereof, on the date (the “Repurchase Date”) that is thirty (30) Trading Days (or such longer period as required by applicable law) after the date on which the Company gives notice of such Change of Control to the holder of this

Security, at a purchase price equal to the Repurchase Price (as hereinafter defined). The Company agrees to give the holder of this Security notice, in the manner provided in Section 8(b), of any Change in Control, promptly and in any event within five (5) Trading Days of the occurrence thereof.

(b) To exercise a repurchase right, the holder shall deliver to the Company on or before the third (3rd) Business Day prior to the Repurchase Date, together with this Security, written notice of the holder’s exercise of such right, which notice shall set forth the name of the holder, the principal amount of this Security to be repurchased (and, if this Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the repurchase right is being made thereby. Such written notice shall be irrevocable, except that the right of the holder to convert this Security (or the portion hereof with respect to which the repurchase right is being exercised) shall continue until the close of business on the Trading Day prior to the Repurchase Date.

(c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the holder the Repurchase Price in cash on the Repurchase Date in the manner set forth in the introductory paragraph to this Security.

(d) If this Security is to be repurchased only in part, it shall be surrendered to the Company at the Designated Office (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing), and the Company shall execute and make available for delivery to the holder without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

(e) For purposes of this Section 2:

(1) the term “beneficial owner” shall be determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange;

(2) a “Change in Control” shall be deemed to have occurred at the time, after the original issuance of this Security, of:

(i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such Person is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company or any employee benefit plan of the Company; or

(ii) any consolidation or merger of the Company with or into, any other Person, any merger of another Person with or into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving Person immediately after such transaction and (b) any merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Stock or (y) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding Common Stock into solely shares of common stock); or

(iii) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated.

However, a Change in Control will not be deemed to have occurred if (i) the Closing Price per share of the Company’s Common Stock for any five (5) Trading Days within the period of ten (10) consecutive Trading Days ending immediately after the later of the Change in Control or the public announcement of the Change in Control, in the case of a Change in Control relating to an acquisition of capital stock, or the period of ten (10) consecutive Trading Days ending immediately before the Change in Control, in the case of Change in Control relating to a merger, consolidation or asset sale, equals or exceeds 105% of the conversion price of the Securities (for purposes hereof the Conversion Price being equal to $1,000 divided by the Conversion Rate then in effect); or (11) 95% of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in a merger or consolidation otherwise constituting the Change of Control described in clause (ii) above consists of shares of common stock traded or to be traded immediately following such Change of Control on a national securities exchange or quoted on the Nasdaq National Market and as a result of such transaction or transactions this Security becomes convertible solely into such common stock.

(3) the “current market price” of a share of Common Stock shall be the Closing Price of the Common Stock on the Trading Day immediately preceding the Repurchase Date; and

(4) “Repurchase Price” means the sum of (a) 100% of the principal amount of this Security to be repurchased pursuant to this Section 2 and (b) accrued and unpaid interest on this Security to the date of payment.

3. Covenants of the Company.

(a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium (if any) and interest on this Security, at the respective times and in the manner provided for herein.

(b) Unless otherwise permitted herein, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory).

(c) The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary improvements thereof, all as in the reasonable judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided, however, that nothing in this paragraph (c) shall prevent the Company from discontinuing the operation and maintenance of any such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any respect to the holder of this Security.

(d) Within the period prior to the expiration of the holding period applicable to sales of this Security or any Common Stock issuable upon conversion of this Security under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder or beneficial holder of this Security or such Common Stock which continue to be “Restricted Securities” as defined in Rule 144 in connection with any sale thereof and any purchaser of this Security or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon request of any holder or beneficial holder of this Security or such Common Stock and it will take such further action as any holder or beneficial holder of this Security or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell this Security or such Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such rule may be amended from time to time. Upon the request of any holder or any beneficial holder of this Security or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

(e) The Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium (if any) or interest on this Security as contemplated herein, whenever enacted, now or at any time hereinafter in force, or which may affect the covenants of performance in this Security and the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, be resort to any such law, hinder, delay or impede the execution of any power granted herein to the holder of this Security, but will suffer and permit the execution of every such power as though no such law had been enacted.

(f) The Company shall not issue or incur any Indebtedness which is convertible into Common Stock or other capital stock of the Company and by its terms is senior in right or payment to this Security.

(g) If the Company determines at any time while this Security is outstanding to distribute to all holders of its Common Stock shares of capital stock of a Subsidiary (a “Subsidiary Distribution”), then the following provisions shall apply:

(1) The Company shall have prepared and filed a registration statement or an information statement or other applicable document (the “SEC Document”) with the Commission describing the proposed Subsidiary Distribution including the expected valuation of such Subsidiary in relation to the expected valuation of the Company after the Subsidiary Distribution.

(2) In the SEC Document, the Company shall have described its choice of one of the following options (the “Company Election”) with respect to this Security:

(i) Causing this Security to be exchanged as of the date of the Subsidiary Distribution for two convertible notes, (A) one of which shall be issued by the Company and shall have terms and conditions identical to this Security other than the principal amount (the “New Company Note”), and (B) one of which the Company shall cause to be issued by such Subsidiary and which shall be convertible into the common stock of such Subsidiary but which shall otherwise have terms and conditions identical to this Security other than the principal amount (the “New Subsidiary Note”). The combined principal amounts of the New Company Note and the New Subsidiary Note shall equal the principal amount of this Security and the principal amounts shall be divided between the New Company Note and such New Subsidiary Note based upon pro-forma valuations of the Company and such new Subsidiary (collectively, the “Valuations”) prepared by a nationally recognized investment bank chosen by the Company. Upon the Subsidiary Distribution, the conversion rate of the New Company Note shall be adjusted from the Conversion Rate then applicable to this Security pursuant to the terms of Section 3(g)(4). The conversion rate of the New Subsidiary Note shall be equal to the product of (A) (I) 1,000 divided by (II) the product of (x) the Subsidiary FMV Per Share and (y) one minus a fraction, the numerator of which is the difference between the Company Prior FMV Per Share and the Conversion Price (before giving effect to any adjustment of the Conversion Price resulting from the Subsidiary Distribution) and the denominator of which is the Company Prior FMV Per Share multiplied by (B) the number of shares of Subsidiary capital stock issued in respect of each share of Common Stock in the Subsidiary Distribution. For purposes of this paragraph, the following terms shall have the following meanings:

(A) “Company Ex FMV Per Share” means the average of the daily Closing Prices for the five (5) consecutive Trading Days commencing on the “ex date” with respect to the Subsidiary Distribution;

(B) “Company Prior FMV Per Share” means the average of the daily Closing Prices for the five (5) consecutive Trading Days before the “ex date” with respect to the Subsidiary Distribution;

(C) “Subsidiary FMV Per Share” means the difference between (i) the Company Prior FMV Per Share and (ii) the Company Ex FMV Per Share; and

(D) “ex date”, with respect to the Subsidiary Distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive the Subsidiary Distribution.

(ii) Repurchasing that percentage of this Security as is equal to a fraction (expressed as a percentage), the numerator of which is the Subsidiary FMV Per Share and the denominator of which is equal to the Company Prior FMV Per Share. If this paragraph becomes applicable to this Security, then the Company shall make the required repurchase in cash in the manner set forth in the introductory paragraph of this Security on the date which is the later of (A) the fifth (5th) Trading Day after the date of the Subsidiary Distribution or (B) the date on which this Security is surrendered to the Company at the Designated Office (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or its attorney duly authorized in writing). Promptly, thereafter, the Company shall execute and make available for delivery to the holder without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered. Upon the Subsidiary Distribution, the conversion rate of this Note shall be adjusted from the Conversion rate then applicable to this Security pursuant to the terms of Section 3(g)(4).

(iii) If (A) the Closing Price of the Common Stock of the Company shall have exceeded 154% of the then applicable Conversion Price (aa) for twenty (20) Trading Days in any thirty (30) consecutive Trading Days ending on any Trading Day within the thirty (30) day period ending on the date of filing of the SEC Document and (bb) on the last Trading Day of such thirty (30) consecutive Trading Day period referred to in the preceding clause (i) and (B) a shelf registration statement with respect to the resale by the holder of the Common Stock of the Company issuable upon conversion of this Security has been declared effective under the Securities Act by the Commission in accordance with the Registration Rights Agreement and remains effective, causing this Security to be converted effective as of the date of the Subsidiary Distribution, in whole but not in part, into fully paid and nonassessable shares of Common Stock (calculated as to the nearest 1/1000 of a share) of the Company at the

Adjusted Conversion Rate which would be effective upon the date of the Subsidiary Distribution. Upon the conversion of this Security pursuant to this Section 3(g)(2)(iii), the holder of the Common Stock issuable upon conversion of this Security shall receive the shares of capital stock distributed in the Subsidiary Distribution that it would have received had such conversion occurred immediately prior to the record date for the Subsidiary Distribution. For purposes of this paragraph, the term “Adjusted Conversion Rate” shall mean the product of (A) the Conversion Rate in effect immediately prior to the date of the Subsidiary Distribution and (B) 1.04.

(3) Contemporaneously with the filing of the SEC Document with the Securities and Exchange Commission, the Company shall deliver the SEC Document to the holder of this Security together with a statement briefly describing the Company Election with a reference to the more detailed description set forth in the SEC Document. The terms of the Company Election under Section 3(g)(2) as described in the SEC Document shall be applicable to and shall be deemed a part of this Security unless, on or prior to 5:00 p.m., New York City time, on the 20th day (or if such day is not a Business Day the next Business Day thereafter) after receipt of the SEC Document together with the statement described in the previous sentence, the holder of this Security gives notice to the Company in the manner specified in Section 8(b) to the effect that the holder elects not to make this Security subject to the Company Election. If the holder of this Security elects not to make this Security subject to the Company Election, then, upon the occurrence of the Subsidiary Distribution, the Company Election shall not be applicable to this Security and the Conversion Rate of this Note shall be adjusted according to the provisions of Section 3(g)(4). Notwithstanding anything contained in this Section 3(g), if the holder of this Security disagrees with the Valuations referred to in Section 3(g)(2)(i), then such holder may retain, at such holder’s expense, a nationally recognized investment bank to provide additional pro-forma valuations of the Company and such new Subsidiary (collectively, the “Additional Valuations”). Such holder shall deliver the Additional Valuations to the Company on or prior to the 10th day after receipt of the SEC Document and the Company shall in good faith take into account such Additional Valuations in determining changes, if any, to the final allocation of the principal amounts of the New Company Note and the New Subsidiary Note and shall notify such holder of any changes in the allocation of the principal amounts of the New Company Note and the New Subsidiary Note on or prior to the 15th day after receipt of the SEC Document.

(4) Upon the Subsidiary Distribution, the conversion rate of the New Company Note shall be adjusted by dividing the Conversion rate in effect immediately prior to the “ex-date” by a fraction, the numerator of which is the Company Ex FMV Per Share and the denominator of which is the Company Prior FMV Per Share.

(5) Notwithstanding the foregoing provisions of this Section 3(g), in the event that in calculating the adjustment of its outstanding employee stock options or other securities that are convertible into Common Stock in connection with the Subsidiary Distribution (the “Option Adjustment”), the Company uses, in the calculation of the pre and post-Subsidiary Distribution value of the Common Stock, a different date than the “ex date” and/or a different number of trading days or trading prices than those used in the calculation of the Company Ex FMV Per Share and the Company Prior FMV Per Share as set forth above, then such different date, number of trading days or prices shall instead be employed in the calculation of the Company Ex FMV Per Share and the Company Prior FMV Per Share. Upon a determination of the methodology for any Option Adjustment, the Company shall promptly provide such methodology and any related information to the holder of this Security.

4. Events of Default.

(a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of principal on this Security when due at its stated maturity or upon required repurchase under Section 2 hereof; or

(2) a default in the payment of any interest or premium (if any) upon this Security when it becomes due and payable, and the continuance of such default for a period of 30 days; or

(3) default by the Company in the performance of its obligations in respect of any conversion of this Security (or any portion hereof) in accordance with Section 1 for a period of 10 days; or

(4) default by the Company in the performance, or breach, of any representation, warranty, covenant or agreement of the Company (other than a default in the performance, or breach, of any representation, warranty, covenant or agreement of the Company which is specifically dealt with elsewhere in this Section 4(a)) contained in (i) this Security or (ii) Section 4(a) of the Registration Rights Agreement, and continuance of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5) any indebtedness under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company in a principal amount then outstanding in excess of $10,000,000 is not paid at final maturity thereof (either at its stated maturity or upon acceleration thereof), and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 30 days after there has been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or

(6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

(8) a judgment in excess of $10,000,000 (not covered by insurance) is rendered against the Company and, within sixty (60) days after the entry thereof, such judgment is not discharged or execution thereof is not stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged or void.

(b) If an Event of Default (other than an Event of Default specified in Sections 4(a)(6) or 4(a)(7)) occurs and is continuing, then in every such case the holders of at least twenty-five percent (25%) of the outstanding principal amount of all then outstanding Securities may declare the principal amount of this Security and all other Securities then outstanding to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 4(a)(6) or 4(a)(7) occurs and is continuing with respect to the Company, the principal of, and accrued interest on, this Security shall ipso facto become immediately due and payable without any declaration or other act of the holders. During the continuance of an Event of Default specified in Sections 4(a)(1) or 4(a)(2), the principal, premium (if any) and interest that is due and payable (collectively, the “Overdue Amount”) shall, until paid, bear interest from the date of the occurrence of such Event of Default at the rate of 7.5% per annum, payable in cash, and this Security shall remain convertible into Common Stock until the Overdue Amount and any interest thereon shall have been paid or duly provided for. The holder of this Security need not provide, and the Company hereby waives, and presentment, demand, protest or other notice of any kind, and the holder of this Security may immediately and without the expiration of any grace period (other than any grace period specified in any Event of Default) enforce any and all rights and remedies hereunder. The holder of this Security shall also have, upon the occurrence and during the continuance of an Event of Default, any other rights which such holder may have pursuant to applicable law or contract.

(c) The Company will give the holder of this Security notice, within ten (10) Trading Days of the occurrence thereof, of any Event of Default or any event that, with the giving of notice or passage of time or both, would become an Event of Default. Such notice shall be given in the manner provided in Section 8(b).

5. Consolidation, Merger, Etc.

(a) The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

(1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, if other than the Company, by an agreement supplemental hereto, executed and delivered to the holder of this Security in form satisfactory to the holder, the due and punctual payment of the principal of and any interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including the conversion rights provided herein;

(2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(b) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 4(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Security.

6. Subordination.

(a) The Company covenants and agrees, and the holder of this Security by its acceptance hereof likewise covenants and agrees, that this Security is subject to the provisions of this Section 6; and each Person holding this Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

The payment of the principal of, premium, if any, and interest on this Security (including, but not limited to, the repurchase price with respect to this Security) shall, to the extent and in the manner hereinafter set forth, be subordinated in right of payment to the prior payment in full, in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness, whether outstanding at the date of original issuance of this Security or thereafter incurred or created.

The expression “payment in full” or “paid in full” or any similar term or phrase when used in this Security with respect to Senior Indebtedness shall mean the payment in full of all such Senior Indebtedness in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, or, in the case of Senior Indebtedness consisting of contingent obligations in respect of letters of credit or other reimbursement obligations, the setting apart of cash sufficient to discharge such portion of Senior Indebtedness in an account for the exclusive benefit of the holders thereof, in which account such holders shall be granted a first priority perfected security interest in a manner reasonably acceptable to such holders

No provision of this Section 6 shall prevent the occurrence of any default or Event of Default under this Security.

(b) Payments to Holders. No payment (including pursuant to any repurchase of this Security) shall be made with respect to the principal of, or premium, if any, or interest on this Security, if:

(1) a default in the payment of principal, premium, if any, or interest or other payment due on Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a “Payment Default”); or

(2) a default, other than a Payment Default, occurs and is continuing with respect to Designated Senior Indebtedness that then permits holders of the Designated Senior Indebtedness as to which such default related to accelerate its maturity and the holder of this Security and the Company receive a written notice of such default (a “Payment Blockage Notice”) from a representative of Designated Senior Indebtedness or a holder of Designated Senior Indebtedness or the Company (a “Non-Payment Default”).

The Company may and shall resume payments on this Security (1) in the case of a Payment Default, on the date upon which such default is cured or waived or ceases to exist, and (2) in the case of a Non-Payment Default with respect to Designated

Senior Indebtedness, on the earlier of the date on which the Non-Payment Default is cured or waived or ceases to exist or 179 days have passed after the date on which the applicable Payment Blockage Notice is received.

No new period of payment blockage may be commenced pursuant to a Payment Blockage Notice unless at least 365 days shall have elapsed since the Company’s receipt of the immediately prior Payment Blockage Notice. No default (whether or not such event of default is on the same issue of Designated Senior Indebtedness) that existed or was continuing on the date of delivery of any Payment Blockage Notice to the holder of this Security shall be, or be made, the basis for a subsequent Payment Blockage Notice.

If payment of this Security is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

(c) Bankruptcy and Dissolution, Etc. Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness, before any payment is made on account of the principal or premium, if any, and interest on this Security; and upon any such dissolution, winding-up, liquidation or reorganization or bankruptcy, insolvency, receivership or other such proceedings, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of this Security would be entitled, except for the provisions of this Section 5, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holder of this Security if received by it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their respective representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash or in such other form of payment as may be acceptable to the holders of Senior Indebtedness after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holder of this Security.

Notwithstanding the foregoing, in the event that the holder of this Security receives any payment or distribution of assets of the Company of any kind in contravention of any term of this Security, whether in cash, property or securities, including, without limitation, by way of setoff or otherwise, before all Senior Indebtedness is paid in full, in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, then such payment or distribution shall be held by the recipient or recipients in trust for the benefit of, and shall immediately be paid over or delivered to, the holders of Senior Indebtedness or their respective representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to make payment in full, in cash or such other form of payment as may be acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

For purposes of Section 6(b) hereof and this Section 6(c), the words “cash, property or securities” shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Section 6 with respect to this Security) to the payment of all Senior Indebtedness which may at the time be outstanding. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Section 5 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 6(c) if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Section 5.

(d) Subrogation. Subject to the payment in full in cash, or in such other form of payment as may be acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness, the rights of the holder of this Security shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Section 6 (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to other Indebtedness of the Company to substantially the same extent as this Security is subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, and premium, if any, and interest on this Security shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holder of this Security would be entitled except for the provisions of this Section 6, and no payment over pursuant to the provisions of this Section 6, to or for the benefit of the holders of Senior Indebtedness by holders of this Security, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holder of this Security, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the holder of this Security pursuant to the subrogation provisions of this Section 6, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of this Security. It is understood that the provisions of this Section 6 are and are intended solely for the purposes of defining the relative rights of the holder of this Security, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Nothing contained in this Section 6 or elsewhere in this Security is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Security, the obligation of the Company, which is absolute and unconditional, to pay to the holder of this Security the principal of, and premium, if any, and interest on the Security as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of this Security and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of this Security from exercising all remedies otherwise permitted by applicable law upon default under this Security, subject to the rights, if any, under this Section 6 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Section 6, the holder of this Security shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the holder of this Security, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 6.

(e) Notice. The Company shall give prompt written notice to the holder of this Security of any fact known to the Company which would prohibit the making of any payment of monies to in respect of this Security pursuant to the provisions of this Section 6.

The holder of this Security shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the holder of this Security determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 6, the holder of this Security may request such Person to furnish evidence to the reasonable satisfaction of the holder of this Security as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 6, and if such evidence is not furnished the holder of this Security may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

(f) No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Security, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of the Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the holder of this Security, without incurring responsibility to the holder of this Security, and without impairing or releasing the subordination provided in this Security or the obligations of the holder of this Security to the holders of the Senior Indebtedness, do any one or more of the following: (a) change the manner, place, or terms of payment (including any change in the rate of interest) or extend the time of payment of, or renew, amend, modify, alter, or grant any waiver or release with respect to, or consent to any departure from, any Senior Indebtedness or any instrument evidencing the same or any agreement evidencing, governing, creating, guaranteeing or securing any Senior Indebtedness; (b) sell, exchange, release, or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable under or in respect of the Senior Indebtedness; (d) fail or delay in the perfection of liens securing the Senior Indebtedness; (e) exercise or refrain from exercising any rights against Company and any other Person; or (f) amend, or grant any waiver or release with respect to, or consent to any departure from, any guarantee for all or any of the Senior Indebtedness.

(g) Certain Conversions Deemed Payment. For the purposes of this Section 6 only, (1) the issuance and delivery of junior securities upon conversion of this Security in accordance with Section 1 shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on this Security or on account of the purchase or other acquisition of this Security, and (2) the payment, issuance or delivery of cash (including cash paid for fractional shares upon conversion of this Security in accordance with Section 1), property or securities (other than junior securities) upon conversion of this Security in accordance with Section 1 shall be deemed to constitute payment on account of the principal of this Security. For the purposes of this Section, the term “junior securities” means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, this Security is so subordinated as provided in this Section 6. Nothing contained in this Section 6 or elsewhere in this Security is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holder of this Security, the right, which is absolute and unconditional, of the holder of this Security to convert this Security in accordance with Section 1.

7. Definitions. Unless otherwise defined in this Security, the following capitalized terms shall have the following respective meanings when used herein:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day except a Saturday, Sunday or other day on which the commercial banks in the State of California are required or authorized by law to close or be closed.

“Cash Distribution” means the distribution by the Company to all holders of its Common Stock of cash, other than any cash that is distributed upon a merger or consolidation to which Section l(h) applies or as part of a distribution referred to in paragraph (4) of Section l(b).

“Closing Price” means, with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the Nasdaq National Market, or, if the Common Stock is not admitted to trading on the Nasdaq National Market, on the principal national securities exchange or inter-dealer quotation system on which the Common Stock is listed or admitted to trading, or if not admitted to trading on the Nasdaq National Market, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the closing bid price per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities and Exchange Act of 1934, as amended, or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of this Section 7, shares issuable on conversion of this Security shall include only Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of this Security shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Conversion Price” means 1,000 divided by the Conversion Rate in effect immediately prior to the applicable determination date.

“Credit Agreement” means that certain Loan and Security Agreement, dated as of October 10, 2003, between the Company and Silicon Valley Bank, as such agreement may be amended, modified, restated or supplemented from time to time and any deferral, renewal, extension, refunding, refinancing or replacement thereof.

“Designated Senior Indebtedness” means the Company’s obligations under (i) any Senior Indebtedness outstanding from time to time under the Credit Agreement and (ii) any other Senior Indebtedness with a principal amount in excess of Twenty-Five Million Dollars ($25,000,000) in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be “Designated Senior Indebtedness” for purposes of this Security (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

“Determination Date” means, in the case of a dividend or other distribution, including the issuance of rights, options or warrants, to shareholders, the date fixed for the determination of shareholders entitled to receive such dividend or other distribution and, in the case of a tender offer, the last time that tenders could have been made pursuant to such tender offer.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indebtedness” means, with respect to any Person:

(a) All obligations, contingent or otherwise, of such Person (i) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by a note, debenture, bond or written instrument (including a purchase money obligation), (iii) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; or (iv) in respect of letters of credit (including reimbursement obligations with respect thereto), local guarantees or bankers’ acceptances;

(b) All obligations secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person’s legal liability;

(c) To the extent not otherwise included, all obligations of such Person under interest rate and currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements;

(d) All obligations of others of the type described in clauses (a), (b), or (c) above assumed by or guaranteed in any manner by such Person or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise (and the obligations of such Person under any such assumptions, guarantees or other such arrangements); and

(e) All obligations, contingent or otherwise, of such Person under or in respect of any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kinds described in any of the preceding clauses (a), (b), (c) or (d);

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of November 25, 2003, between the Company and the initial holder of this Security.

“Repurchase Date” has the meaning given to such term in Section 2(a) hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Indebtedness” means the principal of, premium, if any, interest on (including any interest accruing after the filing of a petition by or against the Company under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law) and any other payment due pursuant to, any Indebtedness, whether outstanding on the date of this Security or thereafter incurred or created; provided that Senior Indebtedness shall not include (i) any indebtedness of any kind of the Company to any Subsidiary of the Company, (ii) any liability for federal, state, foreign, local or other taxes owed or owing by the Company or any Subsidiary, (iii) indebtedness for trade payables or constituting the deferred purchase price of assets or services incurred in the ordinary course of business, (iv) any Indebtedness which by its terms is pari passu in right of payment with or subordinate in right of payment to this Security, or (v) any Indebtedness incurred in violation of the provisions of this Security.

“Subsidiary” shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the board of directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interests having the power to vote, direct or control the management of such partnership, joint venture, limited liability company or other association is at the time directly or indirectly owned and controlled by the Company, and (c) any other entity included in the financial statements of the Company on a consolidated basis.

“Trading Day” means (i) if the Common Stock is admitted to trading on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; or (iii) if the Common Stock is not admitted to trading on the Nasdaq National Market or listed or admitted for trading on any national securities exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

8. Miscellaneous.

(a) No provision of this Security shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as herein provided.

(b) The Company will give prompt written notice to the holder of this Security of any change in the location of the Designated Office. Any notice to the Company or to the holder of this Security shall be given in writing by certified mail, facsimile, or overnight courier service addressed as follows (as applicable) and shall be effective upon receipt:

If to the Company, to:

PalmSource, Inc.

1240 Crossman Avenue

Sunnyvale, CA 94089

Attention: Albert J. Wood, Chief Financial Officer

Telephone: (408) 400-3000

Facsimile Transmission Number: (408)400-1800

With a copy of written communications to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94034

Attention: Aaron J. Alter, Esq.

Telephone: (650) 493-9300

Facsimile Transmission Number: (650) 493-6811

If to Texas Instruments Incorporated:

12500 TI Boulevard

P.O. Box 660199

Dallas, Texas 75266-0199

Attention: Joseph F. Hubach

Telephone: (972)995-3773

Facsimile Transmission Number: (972)480-5061

With a copy to:

Texas Instruments Incorporated

7839 Churchill Way, Mail Station 3994

Dallas, Texas 75251

P.O. Box 650311, Mail Station 3994

Dallas, Texas 75265

Attention: Thomas J. Gentry, Manager, Treasury Services

Telephone: (972) 917-6938

Facsimile Transmission Number: (972) 917-6945

or to such other address or number and to the attention of such other Person as either party may designate by written notice to the other party. If the holder of this Security is not the initial holder hereof, such holder may specify alternative notice instructions to the Company.

(c) (1) The transfer of this Security is registrable on the register maintained by the Company upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

(2) This Security and the Common Stock issuable upon conversion of this Security have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Security nor the Common Stock issuable upon conversion of this Security nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a “Transfer”) in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. The holder by its acceptance of this Security or the Common Stock issuable upon conversion of this Security agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this Security or any portion thereof or interest therein other than in a minimum denomination of $5,000,000 principal amount (or any integral multiple of $1,000,000 in excess thereof) and then (other than with respect to a Transfer pursuant to a registration statement that is effective at the time of such Transfer) only (a) to the Company, (b) pursuant to a person it reasonably believes to be an institutional “accredited investor” within the meaning of Rule (501(a)(l)(2)(3) or (7) under the Securities Act or a qualified institutional buyer (as defined in Rule 144A under the Securities Act), and in the case of (b) above in which the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(3) Upon presentation of this Security for registration of transfer at the office of the Company specified herein accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the registered holder, in person or by such holder’s attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, such Security shall be transferred on the Security register, and a new Security of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of Securities shall be subject to such additional restrictions as are set forth in the legends on the Securities and to such additional reasonable regulations as may be prescribed by the Company as specified in Section 8(c)(2) hereof. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security register.

(4) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Security, and in the case of loss, theft or destruction, receipt of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Security, if mutilated, the Company will deliver a new Security of like tenor and dated as of such cancellation, in lieu of such Security.

(5) Such holder represents that it is an institutional “accredited investor” within the meaning of Rule 501(a)(l)(3)(5) or (7) of the Securities Act or a qualified institutional buyer (as defined in Rule 144A under the Securities Act). Such holder has been advised that this Security has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. Such holder has not been formed solely for the purpose of making this investment and is acquiring the Security for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof.

(6) Neither this Security nor any term hereof may be amended or waived orally or in writing, except that any term of the Securities may be amended and the observance of any term of the Securities may be waived (either generally or in a particular instance and either retroactively or prospectively), and such amendment or waiver shall be applicable to all of the Securities, upon the approval of the Company and the holders of fifty percent (50%) or more of the outstanding principal amount of all then outstanding Securities; provided, however, that any amendment that would (i) reduce the outstanding principal amount or premium (if any) of the Securities, (ii) reduce the rate of interest borne by the Securities, (iii) change the date of maturity or interest payment dates of the Securities, (iv) reduce any amount payable upon repurchase of the Securities, (v) impair the right of any holder of this Security to institute suit for the payment thereof, (vi) make the principal, premium (if any) or interest payable on the Securities in a coin or currency other than as set forth in the Securities, (vii) modify the provisions of the Securities with respect to subordination or seniority of the Securities in a manner adverse to the holders of the Securities in any material respect, (viii) change in any respect the obligation of the Company to repurchase the Securities, (ix) impair the right of the holders of the Securities to convert the Securities into Common Stock or (x) modify this Section 9 shall require the approval of the holder of each Security to which such amendment shall apply. The Company will not amend any provision of any other Security in a manner favorable to any holder thereof unless a similar amendment is made or offered with respect to all of the Securities. Each holder of this Security by its acceptance hereof acknowledges and agrees that the subordination provisions of this instrument are for the benefit of the holders of the Senior Indebtedness and that, accordingly, no provision of Section 6 hereof may be amended or otherwise modified without the prior written consent of each holder of Senior Indebtedness at such time outstanding.

(d) THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). THE COMPANY AND EACH HOLDER OF THIS SECURITY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS SECURITY.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

Dated: November 25, 2003

PALMSOURCE, INC.

By:	/s/ AL WOOD

Name:	Al Wood
Title:	CFO

Attest:	/s/ IRA COOK

Name:	IRA Cook
Title:	V P Finance

[Signature Page to PALMSOURCE, INC. 5% Convertible Subordinated Note due 2006]

ELECTION OF HOLDER TO REQUIRE REPURCHASE

1. Pursuant to Section 2(a) of this Security, the undersigned hereby elects to have all or a portion of this Security repurchased by the Company.

2. The undersigned hereby directs the Company to pay [choose one] (a) it or (b) Name:                                     ; address:                                              ; Social Security or Other Taxpayer Identification Number, if any:                             , an amount in cash equal to the Repurchase Price, as provided herein.

Dated:

[Holder]

By:

Name:
Title:

Number of shares of Common Stock owned by the holder and its affiliates:

Principal amount to be repurchased (an integral multiple of $1,000):

Remaining principal amount following such repurchase (not less than $1,000):

NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

CONVERSION NOTICE

The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000) below designated, into Common Stock in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

[Holder]

By:

Name:
Title:

If shares or Securities are to be registered in the name of a Person other than the holder, please print such Person’s name and address:

Name

Address

Social Security or other Taxpayer Identification Number, if any

If only a portion of the Securities is to be converted, please indicate:

1. Principal amount to be converted: $

2. Principal amount and denomination of Security representing unconverted principal amount to be issued:

Amount: $

Denominations: $                     (any integral multiple of $1,000)

PALMSOURCE, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made effective as of November 25, 2003 (the “Effective Date”), by and between PalmSource, Inc., a Delaware corporation (the “Company”) and Texas Instruments Incorporated, a Delaware corporation (the “Holder”).

RECITALS

A. The Company has issued a convertible subordinated note (the “Convertible Note”) to Holder dated of even date herewith and convertible into fully paid and non-assessable shares of the Company’s common stock, par value $0,001 per share (the “Common Stock”), at a rate determined as set forth in the Convertible Note.

B. The Purchase Agreement contemplates the simultaneous execution of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the terms below shall have the following respective meanings:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of California are required or authorized by law to be closed.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Effectiveness Period” means the period commencing on the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Prior Registration Rights Agreement” means that certain Registration and Information Rights Agreement, dated October 7, 2002, between the Company and certain investors.

“Prospectus” means the prospectus included in a Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as a part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means the Common Stock issuable upon conversion of the Convertible Note and any securities into or for which such Common Stock has been converted or exchanged and any security issued, with respect thereto upon any stock dividend, split or similar event, until (i) in the case of any such security, (A) the earliest of (i) the effective registration under the Securities Act and resale thereof in accordance with the Registration Statement covering it, (ii) the resale thereof in accordance with Rule 144 or (iii) the expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act and (B) as a result of the event or circumstance described in any of the foregoing clauses (i)-(iii) the legend with respect to transfer restrictions required under the Convertible Note are removed or removable in accordance with the terms of the Convertible Note or such legends as the case may be; provided, however, that any Registrable Securities (x) not specified in the Registration Request or a Joining Request, if applicable, within the time period specified in Section 4(a)(ii) or (y) the holder of which fails to provide the Company the information of such holder requested by the Company as is required in order to effect the registration pursuant to this Agreement on or prior to the later of (i) twenty (20) days following the delivery or mailing of the Registration Notice (as defined in Section 4(a)(i)), if applicable, and (ii) 9:00 a.m., San Francisco time, on the second Business Day prior to the filing of the Shelf Registration Statement (as defined in Section 4(a)(i)) shall cease to be treated as Registrable Securities.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Statement” means a registration statement of the Company, on Form S-3 or any successor form (and in the event that pursuant to the Securities Act the Company is unable to use Form S-3 (or any successor form), another appropriate form permitting registration of the Registrable Securities for resale by the Holder), that covers all or any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Significant Holder” means any person that is the record owner of at least 100,000 shares of Registrable Securities.

2. Restrictions on Transferability. The Registrable Securities shall be subject to the restrictions on transfer set forth in the Convertible Note. Each certificate evidencing the securities so transferred shall bear, except if such transfer is made pursuant to Rule 144 or pursuant to an effective registration statement, the restrictive legend set forth in Section 3 below, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Holder and counsel for the Company, such legend is not required in order to establish or ensure compliance with the provisions of the Securities Act.

3. Restrictive Legend. Each certificate representing the Registrable Securities shall be stamped or otherwise imprinted with the following or similar legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

The Holder consents to the making of a notation by the Company on its records and the giving of instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

4. Registration on Form S-3.

(a) If the Company receives from a Significant Holder a written request (the “Registration Request”) that the Company file a Registration Statement (the date that the Company receives such request, the “Request Date”) the Company shall:

(i) Promptly give notice of the proposed registration to all holders of Registrable Securities (at the address of such holders contained in the Company’s books and records or provided to the Company (in writing) by such holders for the purposes of this notice) and request such information from such holders, including the Significant Holder(s) submitting the Registration Request, as is required in order to effect the registration (the “Registration Notice”);

(ii) Prepare and file or cause to be prepared and filed with the Commission not more than ninety (90) days after the Request Date (the “Filing Deadline Date”) a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holder thereof of all of the Registrable Securities as are specified in Registration Request, together with the Registrable Securities of any holders of Registrable Securities joining in the Registration Request as are specified in a written request (a “Joining Request”) received by the Company within twenty (20) days after the Registration Notice is mailed or delivered (the “Shelf Registration Statement”); and

(iii) Use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as is reasonably practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred eighty (180) days after the Request Date, and to keep the Shelf Registration Statement (or any Subsequent Shelf Registration Statement (as defined)) continuously effective under the Securities Act until the expiration of the Effectiveness Period.

(b) At the time the Shelf Registration Statement is declared effective, the holders of Registrable Securities shall be named as selling securityholders in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such holders to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company’s securityholders (other than the holders of Registrable Securities at the time the Shelf Registration Statement is declared effective) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(c) If the Shelf Registration Statement or any Subsequent Shelf Registration Statement (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event (subject to Section 5(g)) shall as promptly as reasonably practicable amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or (subject to Section 5(g)) file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is reasonably practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

(d) Subject to Section 5(g), the Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Holder or counsel for the Holder.

5. Registration Procedures. In connection with the registration obligations of the Company under Section 4, the Company shall:

(a) Prepare and file with the Commission the Shelf Registration Statement (and any Subsequent Shelf Registration Statement, if required) not more than ninety (90) days after the Request Date and use its reasonable best efforts to cause the Shelf Registration Statement to become effective not more than one hundred eighty (180) days after the Request Date and remain effective as provided herein; provided, that before filing the Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, the Company shall furnish to the Holder and counsel for the Holder, if any, copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the Commission such comments, if any, as counsel for the Holder reasonably shall propose within five (5) Business Days of the delivery of such copies to the Holder and counsel for the Holder;

(b) Subject to Section 5(g), prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the applicable period specified in Section 4(a); subject to Section 5(g), cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in the Shelf Registration Statement as so amended or such Prospectus as so supplemented;

(c) As promptly as reasonably practicable give notice to the Holder and counsel for the Holder, (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to the Shelf Registration Statement has been filed with the Commission and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any written request, following the effectiveness of the Shelf Registration Statement under the Securities Act, by the Commission or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or the written threat of any proceeding for such purpose, (v) of the occurrence of a Material Event (as defined below) (but not the nature of or details concerning such Material Event) and (vi) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 5(g)), state that it constitutes a Deferral Notice (as defined below), in which event the provisions of Section 5(g) shall apply;

(d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale and provide reasonably prompt notice to the Holder and counsel for the Holder of the withdrawal of any such order;

(e) Subject to Section 5(g), if reasonably requested by the Holder, as promptly as reasonably practicable incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Holder and counsel for the Holder shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or post-effective amendment;

(f) Furnish to the Holder and each underwriter, if any, of Registrable Securities covered by the Shelf Registration Statement (a) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one conformed copy of the Shelf Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, and, as promptly as reasonably practicable after the date of effectiveness of the Shelf Registration Statement or any amendment thereto, a notice stating that the Shelf Registration Statement or amendment thereto has been declared effective, and (b) such number of copies of Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the Prospectus included in the Shelf Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder. Such delivery of documents pursuant to (b) above shall be made by the Company within three (3) trading days of receipt of a request therefor from the Holder;

(g) Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact or circumstance as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a “Material Event”), or (iii) the occurrence, existence or pendency of any corporate development that, in the reasonable discretion of the Company, makes it detrimental to the Company for the Shelf Registration Statement and the related Prospectus to be available for a discrete period of time, (A) in the case of clause (ii) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and Prospectus so that the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is reasonably practicable, and (B) give notice to the Holder, counsel for the Holder and underwriter, if any, that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until the Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as is reasonably practicable, (y) in the case of clause (ii) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (iii) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 5(g) to suspend the availability of the Shelf Registration Statement or any Prospectus no more than one (1) time in any three-month period or three (3) times in any twelve-month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days; provided, that the aggregate duration of any Deferral Periods shall not exceed 45 days in any three-month period (or 60 days in any three-month period in the event of a Material Event pursuant to which the Company has delivered a second notice as required below) or 90 days in any twelve-month period; provided, that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may deliver to the Holder a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 15 days, or such shorter period of time as is specified in such second notice;

(h) Use its reasonable best efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of each state of the United States of America as any of the Holder or underwriters, if any, of the Registrable Securities covered by the Shelf Registration Statement reasonably requests, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder and each underwriter, if any, to consummate the disposition in such states of the Registrable Securities owned by the Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (h), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

(i) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said periods;

(j) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends, and use reasonable efforts to cause such Registrable Securities to be in such denominations and registered in such names as the Holder may request in writing at least one (1) trading day prior to any sale of such Registrable Securities;

(k) Provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company;

(l) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. and take any reasonable acts which may be necessary to list the Common Stock underlying the Convertible Note on the Nasdaq National Market as required by Nasdaq National Market, or such other principal market or exchange as the Common Stock shall then be listed or traded, and take such other reasonable acts as may be necessary to secure such listing;

(m) Enter into customary agreements (including an underwriting agreement in customary form) and take all such other reasonable and customary actions as the Holder or the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of the Registrable Securities in accordance with the terms of this Agreement;

(n) Make reasonably available for inspection during normal business hours by a representative for the Holder, and any broker-dealers, counsel for the Holder, accountants or underwriter, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holder, or any such broker-dealers, counsel for the Holder, accountants or underwriter in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, however, that the Holder (and its agents and representatives) shall hold in confidence and shall not make any disclosure (except to another Holder, if any) of any such information, unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information is necessary to avoid or to correct a misstatement or omission in any Registration Statement, (iii) release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) the Company consents to any such disclosure. The Holder agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential. Nothing herein shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations; and

(o) Hold in confidence and not make any disclosure of information concerning the Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information is necessary to avoid or to correct a misstatement or omission in the Registration Statement, (iii) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) the Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

6. Company Registration on Form S-3. At its own initiative, the Company may effect the registration of the Registrable Securities pursuant to a Registration Statement in order to comply with Section 3(g)(2)(iii) of the Convertible Note and the holders of Registrable Securities will cooperate with the Company in its efforts to effect such registration. In the event that the Company elects to initiate a registration of the Registrable Securities pursuant to this Section 6, no later than twenty (20) days prior to the filing of the Registration Statement in connection with such registration, the Company shall provide notice of the proposed registration to all holders of Registrable Securities (at the address of such holders contained in the books and records of the Company or provided to the Company (in writing) by such holders for the purposes of this Notice) and request such information from such holders as is required in order to effect the registration. Any Registration Statement initiated by the Company pursuant to this Section 6 shall be deemed to be a Shelf Registration Statement and shall be subject to the provisions of this Agreement applicable to a Shelf Registration Statement to the extent that such provisions do not conflict with Section 3(g)(2)(iii) of the Convertible Note.

7. Other Registration Rights. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holder in this Agreement. The Company represents and warrants that the rights granted to the Holder hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements. The holders of Registrable Securities hereunder (i) acknowledge that certain holders of registrable securities pursuant to the Prior Registration Rights Agreement may have certain rights to include such registrable securities in any registration effected pursuant to this Agreement, and (ii) agree to the inclusion of such registrable securities in any such registration under the terms of this Agreement and the Prior Registration Rights Agreement.

8. Expenses of Registration. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 4 and 6 of this Agreement whether or not the Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc., (y) any fees for the additional listing of the shares of Common Stock underlying the Convertible Note on the Nasdaq National Market as required by the Nasdaq National Market, or such other principal market as the Company’s Common Stock may then be listed or traded, and (z) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the Holder in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to the Shelf Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, (iii) duplication expenses relating to copies of any Registration

Statement or Prospectus delivered to the Holder hereunder, (iv) fees and disbursements of counsel for the Company and counsel for the Holder in connection with the Shelf Registration Statement (provided that the Company shall not be liable for the fees and expenses of more than one separate firm for all parties participating in any transaction hereunder), (v) reasonable fees and disbursements of the transfer agent for the Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 8, the Holder shall pay all selling expenses, including but not limited to all underwriting discounts (if any), selling commissions and stock transfer taxes.

9. Indemnification.

(a) The Company will indemnify the Holder, each of its officers and directors, employees, partners, advisors and agents, and each person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to registration which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including reasonable costs of investigation and reasonable legal fees and expenses and any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary prospectus, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities and, in either case, the Company will reimburse each Indemnified Party (as defined in Section 9(c)), for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and contained in written information furnished to the Company by an instrument duly executed by the Holder or controlling person or their agent, and stated to be specifically for use therein; and provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any person, if a copy of the final prospectus or an amended or supplemented prospectus, as applicable, was furnished to the Holder or an underwriter within the period of time required by the Securities Act, and if the final prospectus or the amended or supplemented prospectus, as applicable, would have cured the defect giving rise to the loss, liability, claim or damage. The Company also agrees to indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above, if so requested.

(b) The Holder will indemnify the Company, each of its directors and officers, employees, partners, advisors and agents and each person controlling the Company within the meaning of Section 15 of the Securities Act against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, preliminary prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and contained in written information furnished to the Company by an instrument duly executed by such Holder or controlling person or their agent and stated to be specifically for use therein; provided, however, that the Holder shall be liable for only that amount as does not exceed the net proceeds actually received by the Holder as a result of the offering of Registrable Securities to which the loss, liability, claim or damage relates. The Holder also agrees to indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above, if so requested.

(c) Each party entitled to indemnification under this Section 9 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, (ii) that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action, and then only to the extent that such Indemnifying Party is materially prejudiced, and (iii) that the Indemnifying Party shall not assume the defense for matters as to which, in the reasonable opinion of counsel retained by the Indemnified Party, there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and a covenant not to sue or (ii) includes admission of fault by the Indemnified Party. The indemnification required by this Section 9 shall be made by periodic payments of expenses, losses, damage or liability incurred during the course of the investigation or defense, as such expenses, losses, damage or liability are incurred and are due and payable.

10. Contribution. If for any reason the indemnification provided for in Section 9 is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by Section 9, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party and the Indemnified Party, but also the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations, provided that the Holder shall not be required to contribute an amount greater than the dollar amount of the net proceeds received by the Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of any Indemnifying Party or of any Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by the Indemnified Party or their affiliates or representatives, and the parties’ relative intent, knowledge, access to information and the opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by (i) pro rata allocation (even if all Holders or any agents for the Holders or any underwriters of the Registrable Securities, or all of them, were treated as one entity for such purpose), or (ii) by any other method that does not take into account the equitable considerations referred to in this Section 10. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

11. Liquidated Damages.

(a) If on or prior to (i) the Filing Deadline Date, the Company has not filed the Shelf Registration Statement with the Commission, or (ii) the Effectiveness Deadline Date, the Shelf Registration Statement is not declared effective by the Commission (each of (i) and (ii) a “Registration Default”), the Company shall be required to pay liquidated damages (“Liquidated Damages”), from and including the day following such Registration Default until the earlier of (i) the time that the Shelf Registration Statement is filed or declared effective, as applicable, (ii) the time the Effectiveness Period expires or (iii) the time of the acceleration of the Convertible Note at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of the Convertible Note, or portion thereof, corresponding to the Registrable Securities.

(b) In the event that the Shelf Registration Statement ceases to be effective for more than 40 days, whether or not consecutive, in any 90-day period (an “Effectiveness Default”), then the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of the Convertible Note, or portion thereof, corresponding to the Registrable Securities from the 41st day of the applicable 90-day period that such Shelf Registration Statement ceases to be effective until the earlier of (i) the time the Shelf Registration Statement again becomes effective, (ii) the time the Effectiveness Period expires or (iii) the time the Convertible Note is accelerated.

(c) Any amounts to be paid as Liquidated Damages pursuant to paragraphs (a) or (b) of this Section 11 shall be paid upon the earlier of (i) the first interest payment date (as described in the Convertible Note) following the date of such Registration Default or Effectiveness Default, as the case may be, and (ii) at such time as the outstanding principal amount and accrued interest in respect of the Convertible Note are due and payable. Such Liquidated Damages will accrue (1) in respect of the Convertible Note at the rates set forth in paragraphs (a) or (b) of this Section 11, as applicable, on the principal amount of the Convertible Note and (2) in respect of the Common Stock issued upon conversion of the Convertible Note, at the rates set forth in paragraphs (a) or (b) of this Section 11, as applicable, applied to the Conversion Rate (as defined in the Convertible Note) at that time.

(d) The Liquidated Damages as set forth in this Section 11 shall be the exclusive remedy available to the Holder for such Registration Default or Effectiveness Default, as the case may be, for the periods for which the Liquidated Damages are applicable. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.50%) of the principal amount of the Convertible Note, or portion thereof, corresponding to the Registrable Securities set forth above, regardless of whether one or multiple Registration Defaults or Effectiveness Defaults exist.

12. Information by Holder. The Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement.

13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) Furnish to the Holder, so long as the Holder owns or has the right to acquire any Registrable Securities, within a reasonable time after the Holder’s written request, a written statement by the Company as to its compliance with the foregoing requirements.

14. Transfer of Registration Rights. This Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of all or a portion of the Convertible Note or the Registrable Securities by the Holder, provided, that (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement, the Purchase Agreement and the Convertible Note, (ii) such assignee or transferee acquired at least 100,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, stock combinations and the like), (iii) written notice is promptly given to the Company and (iv) such transferee agrees to be bound by the provisions of this Agreement.

15. Amendment. Except as otherwise provided above, any provision of this Agreement may be amended only with the written consent of the Company and the Holder. The observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the party against whom enforcement is sought.

16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY ACTION OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS).

17. Entire Agreement. This Agreement, the Convertible Note, the Purchase Agreement, and the Annexes, Exhibits and Schedules attached hereto and thereto and delivered in connection herewith and therewith, as the case may be, constitute the full and entire understanding and Agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein or therein, all other agreements regarding the registration rights of the Holder shall hereby expire. The provisions hereof shall inure to the benefit of, and be binding upon the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

18. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent via facsimile, mailed by registered or certified mail, return receipt requested, postage prepaid, by hand or by messenger, addressed:

(a) if to the Holder, to:

Texas Instruments Incorporated

12500 TI Boulevard

P.O. Box 660199

Dallas, Texas 75266-0199

Attention: Joseph F. Hubach

Telephone Number: (214) 480-6030

Facsimile Transmission Number: (214) 480-5061

With a copy to:

Texas Instruments Incorporated

7879 Churchill Way, Mail Station 3994

Dallas, Texas 75251

P.O. Box 650311, Mail Station 3994

Dallas, Texas 75265

Attention: Thomas J. Gentry, Manager, Treasury Services

Telephone Number: (972) 917-6938

Facsimile Transmission Number: (972) 917-6945

or at such other address as the Holder shall have furnished to the Company.

(b) if to the Company, to:

PalmSource, Inc.

1240 Crossman Avenue

Sunnyvale, CA 94089

Attention: Albert J. Wood, Chief Financial Officer

Telephone Number: (408) 400-3000

Facsimile Number: (408)400-1800

or at such other address as the Company shall have furnished to the Holder, with a copy to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304-1050

Attention: Aaron J. Alter, Esq.

Facsimile Number: (650)493-6811

Each such notice or other communication shall, for all purposes of this Agreement, be treated as effective or having been given when actually delivered as provided above, if delivered personally or by messenger, or, on the day shown on the return receipt, if sent by mail or other delivery service.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PALMSOURCE, INC. a Delaware corporation

By:	/s/ AL WOOD

Name:	Al Wood
Title:	CFO

TEXAS INSTRUMENTS INCORPORATED a Delaware corporation

By:	/s/ ELIZABETH BULL

Name:	Elizabeth Bull
Title:	Vice President & Treasurer

[Signature Page to Registration Rights Agreement]